J.P. MORGAN FUNDS

JPMorgan SmartAllocation Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 26, 2013 to the

Prospectuses dated July 1, 2013, as supplemented

Effective immediately, the JPMorgan SmartAllocation Income Fund (the “Fund”) strategic target allocation table on page 2 of the Prospectuses under the “What are the Fund’s main investment strategies?” section is deleted in its entirety and replaced with the following table.

Asset Class	Strategic Target Allocation[1]	Tactical Range
U.S. Fixed Income	76%	+/- 20%
High Yield	16%	+/- 10%
Emerging Markets Debt	8%	+/- 10%

1	As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

Also effective immediately, the first paragraph on page 6 of the Prospectuses under the “Principal Investment Strategies” section is deleted in its entirety and replaced with the following paragraph.

The mutual fund described in this prospectus is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds) and unaffiliated exchange traded funds (ETFs) (collectively with the J.P. Morgan Funds, the underlying funds). The Fund is designed to provide exposure to a variety of fixed income sub-asset classes including U.S. fixed income securities, high yield and emerging markets debt securities. The Fund attempts to take advantage of the most attractive types of investments by focusing on securities that the Adviser believes would outperform the Fund’s benchmark and peer group over the long term. Exposure and diversification to such fixed income sub-asset classes is achieved by investing in the underlying funds as well as by investing directly in securities and other financial instruments, including derivatives, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC). In connection with its main investment strategies, the Fund may use futures, including exchange traded futures, for purposes of cash management and to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund is also permitted to use other derivatives such as options, swaps and exchange traded notes (ETNs) as additional strategies. Under certain market conditions, the use of derivatives could be significant.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SAI-813